QUAKER INVESTMENT TRUST

Supplement dated October 12, 2012

To the Prospectus and Statement of Additional information Dated

October 28, 2011 for the QUAKER CAPITAL OPPORTUNITIES FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and Statement of Additional Information.

The Prospectus and Statement of Additional Information of Quaker Investment Trust (the “Trust”), dated October 28, 2011, are hereby supplemented with the following information:

On October 9, 2012 (the “Liquidation Date”), the shareholders of the Quaker Capital Opportunities Fund (the “Fund”) approved the liquidation and dissolution of the Fund. All references to the Fund in the Prospectus and Statement of Additional Information should be disregarded as of the Liquidation Date. Effective as of the Liquidation Date, the Fund will no longer offer its shares to new shareholders.

QKPSCOP 102012